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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 6, 2002

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   000-30229                 04-3387074
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)


                       5 CARLISLE ROAD, WESTFORD, MA 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)
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ITEM 5.           OTHER EVENTS

       By letter dated December 6, 2002, Sonus Networks, Inc. (the "Company") received notification from Nasdaq that the Company has regained compliance with the minimum bid requirement for continued listing on the Nasdaq National Market because the closing bid price of the Company's common stock had been at $1.00 per share or greater for at least 10 consecutive trading days. As reported in the Company's Quarterly Report on Form 10-Q, filed November 13, 2002, the Company had received notification from Nasdaq on September 16, 2002 that for 30 consecutive trading days, the Company's common stock had closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq National Market.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2002       SONUS NETWORKS, INC.

                              By: /s/ Stephen J. Nill
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                                  Stephen J. Nill
                                  Chief Financial Officer, Vice President of
                                  Finance and Administration and Treasurer
                                  (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)